Exhibit 99.1

(Furnished herewith)

News Release

Contact:
Jen Hartmann
Director, Public Relations
HartmannJenniferA@JohnDeere.com

Deere Reports Second Quarter Net Income of $1.804 Billion

●	Disciplined execution drives strong quarterly performance across all segments.
●	Employees and dealers showcase resilience in supporting customers amidst heightened uncertainty.
●	Full-year net income range broadened in response to dynamic environment.

MOLINE, Illinois (May 15, 2025) — Deere & Company reported net income of $1.804 billion for the second quarter ended April 27, 2025, or $6.64 per share, compared with net income of $2.370 billion, or $8.53 per share, for the quarter ended April 28, 2024. For the first six months of the year, net income attributable to Deere & Company was $2.673 billion, or $9.82 per share, compared with $4.121 billion, or $14.74 per share, for the same period last year.

Worldwide net sales and revenues decreased 16 percent, to $12.763 billion, for the second quarter of 2025 and decreased 22 percent, to $21.272 billion, for six months. Net sales were $11.171 billion for the quarter and $17.980 billion for six months, compared with $13.610 billion and $24.097 billion last year, respectively.

“As we navigate the current environment, our customers remain our top priority,” said John May, chairman and CEO of John Deere. “I’m incredibly proud of our team’s execution this quarter, delivering exceptional performance despite challenging market dynamics. Their dedication and hard work have been instrumental in ensuring our customers continue to receive the high-quality service and products they expect from John Deere.”

Company Outlook & Summary

Net income attributable to Deere & Company for fiscal 2025 is forecasted to be in a range of $4.75 billion to $5.50 billion.

“Despite the near-term market challenges, we remain confident in the future,” said May. “Our commitment to delivering value for our customers includes ongoing investment in advanced products, solutions, and manufacturing capabilities. Over the next decade, we will continue to make significant investments in our core U.S. market, underscoring our dedication to innovation and growth while focusing on remaining cost-competitive in a global market.”

Deere & Company	Second Quarter			Year to Date
$ in millions, except per share amounts	2025	2024	% Change	2025	2024	% Change
Net sales and revenues	$12,763	$15,235	-16%	$21,272	$27,420	-22%
Net income	$1,804	$2,370	-24%	$2,673	$4,121	-35%
Fully diluted EPS	$6.64	$8.53		$9.82	$14.74

Current period results were affected by special items. See Note 1 of the financial statements for further details. The cost of additional tariffs for each segment is included in the production costs and other items below, partially offsetting year-over-year cost reduction in these categories.

Production & Precision Agriculture	Second Quarter
$ in millions	2025	2024	% Change
Net sales	$5,230	$6,581	-21%
Operating profit	$1,148	$1,650	-30%
Operating margin	22.0%	25.1%

Production and precision agriculture sales decreased for the quarter as a result of lower shipment volumes. Operating profit decreased due to lower shipment volumes / sales mix and the unfavorable effects of foreign currency exchange, partially offset by lower production costs and price realization.

Production & Precision Agriculture Operating Profit

Second Quarter 2025 Compared to Second Quarter 2024

$ in millions

Small Agriculture & Turf	Second Quarter
$ in millions	2025	2024	% Change
Net sales	$2,994	$3,185	-6%
Operating profit	$574	$571	1%
Operating margin	19.2%	17.9%

Small agriculture and turf sales decreased for the quarter as a result of lower shipment volumes, partially offset by price realization. Operating profit held steady as favorable factors including lower production costs, lower warranty expenses, and price realization were offset by lower shipment volumes / sales mix.

Small Agriculture & Turf Operating Profit

Second Quarter 2025 Compared to Second Quarter 2024

$ in millions

Construction & Forestry	Second Quarter
$ in millions	2025	2024	% Change
Net sales	$2,947	$3,844	-23%
Operating profit	$379	$668	-43%
Operating margin	12.9%	17.4%

Construction and forestry sales decreased for the quarter due to lower shipment volumes. Operating profit decreased primarily due to lower shipment volumes / sales mix and unfavorable price realization.

Construction & Forestry Operating Profit

Second Quarter 2025 Compared to Second Quarter 2024

$ in millions

Financial Services	Second Quarter
$ in millions	2025	2024	% Change
Net income	$161	$162	-1%

Financial services net income for the quarter was flat due to less-favorable financing spreads and a higher provision for credit losses, offset by lower SA&G expenses and a reduction in derivative valuation adjustments.

Industry Outlook for Fiscal 2025
Agriculture & Turf
U.S. & Canada:
Large Ag	Down ~ 30%
Small Ag & Turf	Down 10-15%
Europe	Down ~ 5%
South America (Tractors & Combines)	Flat
Asia	Flat

Construction & Forestry
U.S. & Canada:
Construction Equipment	Down ~ 10%
Compact Construction Equipment	Down ~ 5%
Global Forestry	Flat to down 5%
Global Roadbuilding	Flat

Deere Segment Outlook for Fiscal 2025

The Deere & Company outlook incorporates the impacts from global import tariffs that are in effect as of May 13, 2025. Due to the uncertain global trade environment, the potential impacts of future tariffs are not included in the outlook.

		Currency	Price
$ in millions	Net Sales	Translation	Realization
Production & Precision Ag	Down 15% to 20%	Down 1.5%	Up 1.0%
Small Ag & Turf	Down 10% to 15%	~ Flat	Up 0.5%
Construction & Forestry	Down 10% to 15%	~ Flat	Down 1.0%

Financial Services	Net Income	~$ 750

FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including in the section entitled “Company Outlook & Summary,” “Industry Outlook for Fiscal 2025,” “Deere Segment Outlook for Fiscal 2025,” and “Condensed Notes to Interim Consolidated Financial Statements” relating to future events, expectations, forecasted financial and industry results, future investment and trends constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and involve factors that are subject to change, assumptions, risks, and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties could affect all lines of the company’s operations generally while others could more heavily affect a particular line of business.

Forward-looking statements are based on currently available information and current assumptions, expectations, and projections about future events and should not be relied upon. Except as required by law, the company expressly disclaims any obligation to update or revise its forward-looking statements. Many factors, risks, and uncertainties could cause actual results to differ materially from these forward-looking statements. Among these factors are risks related to:

●	government policies and actions with respect to the global trade environment including increased and proposed tariffs announced by the U.S. government, any potential retaliatory trade regulations, tariffs and policies and the uncertainty of the company’s ability to sell products domestically or internationally, continue production at certain international facilities, procure raw materials and components, accurately forecast demand and inventory, manage increased costs of production, absorb or pass on increased pricing, accurately predict financial results and industry trends, and remain competitive based on these trade actions, policies and general economic uncertainty;
●	the agricultural business cycle, which can be unpredictable and is affected by factors such as world grain stocks, harvest yields, available farm acres, acreage planted, soil conditions, prices for commodities and livestock, input costs, availability of transport for crops as well as adverse macroeconomic conditions, including unemployment, inflation, interest rate volatility, changes in consumer practices due to slower economic growth or a recession and regional or global liquidity constraints;
●	higher interest rates and currency fluctuations which could adversely affect the U.S. dollar, customer confidence, access to capital, and demand for the company’s products and solutions;
●	the company’s ability to adapt in highly competitive markets, including understanding and meeting customers’ changing expectations for products and solutions, including delivery and utilization of precision technology;
●	housing starts and supply, real estate and housing prices, levels of public and non-residential construction, and infrastructure investment;
●	political, economic, and social instability of the geographies in which the company operates, including the ongoing war between Russia and Ukraine, the conflict between India and Pakistan, and the conflicts in the Middle East;
●	worldwide demand for food and different forms of renewable energy impacting the price of farm commodities and consequently the demand for the company’s equipment;
●	investigations, claims, lawsuits, or other legal proceedings, including the lawsuit filed by the Federal Trade Commission (FTC) and the Attorneys General of the States of Arizona, Illinois, Michigan, Minnesota, and Wisconsin alleging that the company unlawfully withheld self-repair capabilities from farmers and independent repair providers;
●	delays or disruptions in the company’s supply chain;
●	changes in climate patterns, unfavorable weather events, and natural disasters;
●	availability and price of raw materials, components, and whole goods;
●	suppliers’ and manufacturers’ business practices and compliance with applicable laws such as human rights, safety, environmental, and fair wages;
●	loss of or challenges to intellectual property rights;
●	rationalization, restructuring, relocation, expansion and/or reconfiguration of manufacturing and warehouse facilities;
●	the ability to execute business strategies, including the company’s Smart Industrial Operating Model and Leap Ambitions;

●	accurately forecasting customer demand for products and services and adequately managing inventory;
●	dealer practices and their ability to manage inventory and distribution of the company’s products and to provide support and service for precision technology solutions;
●	the ability to realize anticipated benefits of acquisitions and joint ventures, including challenges with successfully integrating operations and internal control processes;
●	negative claims or publicity that damage the company’s reputation or brand;
●	the ability to attract, develop, engage, and retain qualified employees;
●	the impact of workforce reductions on company culture, employee retention and morale, and institutional knowledge;
●	labor relations and contracts, including work stoppages and other disruptions;
●	security breaches, cybersecurity attacks, technology failures, and other disruptions to the company’s information technology infrastructure and products;
●	leveraging artificial intelligence and machine learning within the company’s business processes;
●	changes to governmental communications channels (radio frequency technology);
●	changes to existing laws and regulations, including the implementation of new, more stringent laws, as well as compliance with a variety of U.S., foreign and international laws, regulations, and policies relating to, but not limited to the following: advertising, anti-bribery and anti-corruption, anti-money laundering, antitrust, consumer finance, cybersecurity, data privacy, encryption, environmental (including climate change and engine emissions), farming, health and safety, foreign exchange controls and cash repatriation restrictions, foreign ownership and investment, human rights, import / export and trade, tariffs, labor and employment, product liability, telematics, and telecommunications;
●	governmental and other actions designed to address climate change in connection with a transition to a lower-carbon economy; and
●	warranty claims, post-sales repairs or recalls, product liability litigation, and regulatory investigations as a result of the deficient operation of the company’s products.

Further information concerning the company or its businesses, including factors that could materially affect the company’s financial results, is included in the company’s filings with the SEC (including, but not limited to, the factors discussed in Item 1A. “Risk Factors” of the company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q). There also may be other factors that the company cannot anticipate or that are not described herein because the company does not currently perceive them to be material.

DEERE & COMPANY

SECOND QUARTER 2025 PRESS RELEASE

(In millions of dollars) Unaudited

	Three Months Ended			Six Months Ended
	April 27	April 28%		April 27	April 28%
	2025	2024	Change	2025	2024	Change
Net sales and revenues:
Production & precision ag net sales	$5,230	$6,581	-21	$8,297	$11,430	-27
Small ag & turf net sales	2,994	3,185	-6	4,742	5,610	-15
Construction & forestry net sales	2,947	3,844	-23	4,941	7,057	-30
Financial services revenues	1,385	1,395	-1	2,856	2,770	+3
Other revenues	207	230	-10	436	553	-21
Total net sales and revenues	$12,763	$15,235	-16	$21,272	$27,420	-22

Operating profit: *
Production & precision ag	$1,148	$1,650	-30	$1,486	$2,695	-45
Small ag & turf	574	571	+1	698	897	-22
Construction & forestry	379	668	-43	444	1,234	-64
Financial services	207	209	-1	473	466	+2
Total operating profit	2,308	3,098	-26	3,101	5,292	-41
Reconciling items **	35	23	+52	138	49	+182
Income taxes	(539)	(751)	-28	(566)	(1,220)	-54
Net income attributable to Deere & Company	$1,804	$2,370	-24	$2,673	$4,121	-35

*      Operating profit is income from continuing operations before corporate expenses, certain external interest expenses, certain foreign exchange gains and losses, and income taxes. Operating profit of financial services includes the effect of interest expense and foreign exchange gains and losses.

**     Reconciling items are primarily corporate expenses, certain interest income and expenses, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, and net income attributable to noncontrolling interests.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED INCOME

For the Three and Six Months Ended April 27, 2025 and April 28, 2024

(In millions of dollars and shares except per share amounts) Unaudited

	Three Months Ended		Six Months Ended
	2025	2024	2025	2024
Net Sales and Revenues
Net sales	$11,171	$13,610	$17,980	$24,097
Finance and interest income	1,354	1,387	2,807	2,746
Other income	238	238	485	577
Total	12,763	15,235	21,272	27,420

Costs and Expenses
Cost of sales	7,609	9,157	12,646	16,357
Research and development expenses	549	565	1,075	1,098
Selling, administrative and general expenses	1,197	1,265	2,169	2,330
Interest expense	784	836	1,614	1,638
Other operating expenses	287	295	536	664
Total	10,426	12,118	18,040	22,087

Income of Consolidated Group before Income Taxes	2,337	3,117	3,232	5,333
Provision for income taxes	539	751	566	1,220

Income of Consolidated Group	1,798	2,366	2,666	4,113
Equity in income of unconsolidated affiliates	3	2	1	3

Net Income	1,801	2,368	2,667	4,116
Less: Net loss attributable to noncontrolling interests	(3)	(2)	(6)	(5)
Net Income Attributable to Deere & Company	$1,804	$2,370	$2,673	$4,121

Per Share Data
Basic	$6.65	$8.56	$9.85	$14.80
Diluted	6.64	8.53	9.82	14.74
Dividends declared	1.62	1.47	3.24	2.94
Dividends paid	1.62	1.47	3.09	2.82

Average Shares Outstanding
Basic	271.1	276.8	271.3	278.4
Diluted	271.8	277.9	272.1	279.5

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions of dollars) Unaudited

	April 27	October 27	April 28
	2025	2024	2024
Assets
Cash and cash equivalents	$7,991	$7,324	$5,553
Marketable securities	1,272	1,154	1,094
Trade accounts and notes receivable – net	6,748	5,326	8,880
Financing receivables – net	43,029	44,309	45,278
Financing receivables securitized – net	7,765	8,723	7,262
Other receivables	2,975	2,545	2,535
Equipment on operating leases – net	7,336	7,451	6,965
Inventories	7,870	7,093	8,443
Property and equipment – net	7,555	7,580	7,034
Goodwill	4,094	3,959	3,936
Other intangible assets – net	964	999	1,064
Retirement benefits	3,133	2,921	3,056
Deferred income taxes	2,088	2,086	1,936
Other assets	3,483	2,906	2,592
Assets held for sale		2,944
Total Assets	$106,303	$107,320	$105,628

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$15,948	$13,533	$17,699
Short-term securitization borrowings	7,562	8,431	6,976
Accounts payable and accrued expenses	13,345	14,543	14,609
Deferred income taxes	496	478	491
Long-term borrowings	42,811	43,229	40,962
Retirement benefits and other liabilities	1,763	2,354	2,105
Liabilities held for sale		1,827
Total liabilities	81,925	84,395	82,842

Redeemable noncontrolling interest	83	82	98

Stockholders’ Equity
Total Deere & Company stockholders’ equity	24,287	22,836	22,684
Noncontrolling interests	8	7	4
Total stockholders’ equity	24,295	22,843	22,688
Total Liabilities and Stockholders’ Equity	$106,303	$107,320	$105,628

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Six Months Ended April 27, 2025 and April 28, 2024

(In millions of dollars) Unaudited

	2025	2024
Cash Flows from Operating Activities
Net income	$2,667	$4,116
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for credit losses	174	131
Provision for depreciation and amortization	1,104	1,045
Impairments and other adjustments	(32)
Share-based compensation expense	54	104
Provision (credit) for deferred income taxes	11	(120)
Changes in assets and liabilities:
Receivables related to sales	(1,069)	(2,469)
Inventories	(772)	(409)
Accounts payable and accrued expenses	(898)	(1,300)
Accrued income taxes payable/receivable	(147)	(29)
Retirement benefits	(794)	(208)
Other	270	83
Net cash provided by operating activities	568	944

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)	14,348	13,703
Proceeds from maturities and sales of marketable securities	245	200
Proceeds from sales of equipment on operating leases	1,001	1,011
Cost of receivables acquired (excluding receivables related to sales)	(12,744)	(14,091)
Purchases of marketable securities	(347)	(432)
Purchases of property and equipment	(555)	(719)
Cost of equipment on operating leases acquired	(1,254)	(1,369)
Collections of receivables from unconsolidated affiliates	234
Collateral on derivatives – net	27	96
Other	(176)	(69)
Net cash provided by (used for) investing activities	779	(1,670)

Cash Flows from Financing Activities
Net proceeds in short-term borrowings (original maturities three months or less)	551	58
Proceeds from borrowings issued (original maturities greater than three months)	5,156	10,189
Payments of borrowings (original maturities greater than three months)	(4,837)	(8,139)
Repurchases of common stock	(838)	(2,422)
Dividends paid	(843)	(796)
Other	(10)	(52)
Net cash used for financing activities	(821)	(1,162)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	20	(5)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	546	(1,893)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	7,633	7,620
Cash, Cash Equivalents, and Restricted Cash at End of Period	$8,179	$5,727

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY
Condensed Notes to Interim Consolidated Financial Statements
(In millions of dollars) Unaudited
(1)	Special Items

Discrete Tax Items

In the first quarter of 2025, the company recorded favorable net discrete tax items primarily due to tax benefits of $110 million related to the realization of foreign net operating losses from the consolidation of certain subsidiaries and $53 million from an adjustment to an uncertain tax position of a foreign subsidiary.

Banco John Deere S.A.

In 2024, the company entered into an agreement with a Brazilian bank, Banco Bradesco S.A. (Bradesco), for Bradesco to invest and become 50% owner of the company’s wholly-owned subsidiary in Brazil, Banco John Deere S.A. (BJD). BJD finances retail and wholesale loans for agricultural, construction, and forestry equipment. The transaction is intended to reduce the company’s incremental risk as it continues to grow in the Brazilian market. The company deconsolidated BJD upon completion of the transaction in February 2025. The company accounts for its investment in BJD using the equity method of accounting and results of its operations are reported in “Equity in income of unconsolidated affiliates” within the financial services segment. The company reports investments in unconsolidated affiliates and receivables from unconsolidated affiliates in “Other assets” and “Other receivables,” respectively.

BJD was reclassified as held for sale in the third quarter of 2024. In the first quarter of 2025, a pretax and after-tax gain (reversal of previous losses) of $32 million was recorded in “Selling, administrative and general expenses” and presented in “Impairments and other adjustments” in the statements of consolidated income and consolidated cash flows, respectively, related to a decrease in valuation allowance. No significant gain or loss was recognized upon completion of the transaction. The equity interest in BJD was valued at $362 million at the deconsolidation date.

(2)	The consolidated financial statements represent the consolidation of all the company’s subsidiaries. The supplemental consolidating data in Note 3 to the financial statements is presented for informational purposes. Equipment operations represent the enterprise without financial services. Equipment operations include the company’s production and precision agriculture operations, small agriculture and turf operations, and construction and forestry operations, and other corporate assets, liabilities, revenues, and expenses not reflected within financial services. Transactions between the equipment operations and financial services have been eliminated to arrive at the consolidated financial statements.

DEERE & COMPANY

(3) SUPPLEMENTAL CONSOLIDATING DATA

STATEMENTS OF INCOME

For the Three Months Ended April 27, 2025 and April 28, 2024

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2025	2024	2025	2024	2025	2024	2025	2024
Net Sales and Revenues
Net sales	$11,171	$13,610					$11,171	$13,610
Finance and interest income	108	129	$1,380	$1,496	$(134)	$(238)	1,354	1,387	[1]
Other income	187	198	121	92	(70)	(52)	238	238	[2,3,4]
Total	11,466	13,937	1,501	1,588	(204)	(290)	12,763	15,235

Costs and Expenses
Cost of sales	7,617	9,164			(8)	(7)	7,609	9,157	[4]
Research and development expenses	549	565					549	565
Selling, administrative and general expenses	961	1,007	238	260	(2)	(2)	1,197	1,265	[4]
Interest expense	94	114	721	780	(31)	(58)	784	836	[1]
Interest compensation to Financial Services	103	180			(103)	(180)			[1]
Other operating expenses	12	1	335	337	(60)	(43)	287	295	[3,4,5]
Total	9,336	11,031	1,294	1,377	(204)	(290)	10,426	12,118

Income before Income Taxes	2,130	2,906	207	211			2,337	3,117
Provision for income taxes	490	700	49	51			539	751

Income after Income Taxes	1,640	2,206	158	160			1,798	2,366
Equity in income of unconsolidated affiliates			3	2			3	2

Net Income	1,640	2,206	161	162			1,801	2,368
Less: Net loss attributable to noncontrolling interests	(3)	(2)					(3)	(2)
Net Income Attributable to Deere & Company	$1,643	$2,208	$161	$162			$1,804	$2,370

1 Elimination of intercompany interest income and expense.

2 Elimination of equipment operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expenses between equipment operations and financial services related to intercompany guarantees of investments in certain international markets.

4 Elimination of intercompany service revenues and fees.

5 Elimination of financial services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF INCOME

For the Six Months Ended April 27, 2025 and April 28, 2024

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2025	2024	2025	2024	2025	2024	2025	2024
Net Sales and Revenues
Net sales	$17,980	$24,097					$17,980	$24,097
Finance and interest income	217	285	$2,835	$2,929	$(245)	$(468)	2,807	2,746	[1]
Other income	391	487	239	211	(145)	(121)	485	577	[2,3,4]
Total	18,588	24,869	3,074	3,140	(390)	(589)	21,272	27,420

Costs and Expenses
Cost of sales	12,662	16,371			(16)	(14)	12,646	16,357	[4]
Research and development expenses	1,075	1,098					1,075	1,098
Selling, administrative and general expenses	1,761	1,882	412	453	(4)	(5)	2,169	2,330	[4]
Interest expense	178	223	1,487	1,542	(51)	(127)	1,614	1,638	[1]
Interest compensation to Financial Services	194	341			(194)	(341)			[1]
Other operating expenses	(38)	91	699	675	(125)	(102)	536	664	[3,4,5]
Total	15,832	20,006	2,598	2,670	(390)	(589)	18,040	22,087

Income before Income Taxes	2,756	4,863	476	470			3,232	5,333
Provision for income taxes	477	1,117	89	103			566	1,220

Income after Income Taxes	2,279	3,746	387	367			2,666	4,113
Equity in income (loss) of unconsolidated affiliates	(3)		4	3			1	3

Net Income	2,276	3,746	391	370			2,667	4,116
Less: Net loss attributable to noncontrolling interests	(6)	(5)					(6)	(5)
Net Income Attributable to Deere & Company	$2,282	$3,751	$391	$370			$2,673	$4,121

1 Elimination of intercompany interest income and expense.

2 Elimination of equipment operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expenses between equipment operations and financial services related to intercompany guarantees of investments in certain international markets.

4 Elimination of intercompany service revenues and fees.

5 Elimination of financial services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

CONDENSED BALANCE SHEETS

(In millions of dollars) Unaudited

	EQUIPMENT			FINANCIAL
	OPERATIONS			SERVICES			ELIMINATIONS			CONSOLIDATED
	Apr 27	Oct 27	Apr 28	Apr 27	Oct 27	Apr 28	Apr 27	Oct 27	Apr 28	Apr 27	Oct 27	Apr 28
	2025	2024	2024	2025	2024	2024	2025	2024	2024	2025	2024	2024
Assets
Cash and cash equivalents	$6,331	$5,615	$3,800	$1,660	$1,709	$1,753				$7,991	$7,324	$5,553
Marketable securities	139	125	148	1,133	1,029	946				1,272	1,154	1,094
Receivables from Financial Services	2,497	3,043	4,480				$(2,497)	$(3,043)	$(4,480)				[6]
Trade accounts and notes receivable – net	1,429	1,257	1,320	7,406	6,225	10,263	(2,087)	(2,156)	(2,703)	6,748	5,326	8,880	[7]
Financing receivables – net	82	78	80	42,947	44,231	45,198				43,029	44,309	45,278
Financing receivables securitized – net	2	2		7,763	8,721	7,262				7,765	8,723	7,262
Other receivables	2,009	2,193	1,822	1,009	427	760	(43)	(75)	(47)	2,975	2,545	2,535	[7]
Equipment on operating leases – net				7,336	7,451	6,965				7,336	7,451	6,965
Inventories	7,870	7,093	8,443							7,870	7,093	8,443
Property and equipment – net	7,523	7,546	6,999	32	34	35				7,555	7,580	7,034
Goodwill	4,094	3,959	3,936							4,094	3,959	3,936
Other intangible assets – net	964	999	1,064							964	999	1,064
Retirement benefits	3,046	2,839	2,980	89	83	77	(2)	(1)	(1)	3,133	2,921	3,056	[8]
Deferred income taxes	2,377	2,262	2,210	42	43	71	(331)	(219)	(345)	2,088	2,086	1,936	[9]
Other assets	2,349	2,194	2,105	1,152	715	504	(18)	(3)	(17)	3,483	2,906	2,592
Assets held for sale					2,944						2,944
Total Assets	$40,712	$39,205	$39,387	$70,569	$73,612	$73,834	$(4,978)	$(5,497)	$(7,593)	$106,303	$107,320	$105,628

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$241	$911	$1,055	$15,707	$12,622	$16,644				$15,948	$13,533	$17,699
Short-term securitization borrowings	1	2		7,561	8,429	6,976				7,562	8,431	6,976
Payables to Equipment Operations				2,497	3,043	4,480	$(2,497)	$(3,043)	$(4,480)				[6]
Accounts payable and accrued expenses	12,180	13,534	13,771	3,313	3,243	3,605	(2,148)	(2,234)	(2,767)	13,345	14,543	14,609	[7]
Deferred income taxes	405	434	421	422	263	415	(331)	(219)	(345)	496	478	491	[9]
Long-term borrowings	8,685	6,603	6,575	34,126	36,626	34,387				42,811	43,229	40,962
Retirement benefits and other liabilities	1,695	2,250	1,995	70	105	111	(2)	(1)	(1)	1,763	2,354	2,105	[8]
Liabilities held for sale					1,827						1,827
Total liabilities	23,207	23,734	23,817	63,696	66,158	66,618	(4,978)	(5,497)	(7,593)	81,925	84,395	82,842

Redeemable noncontrolling interest	83	82	98							83	82	98

Stockholders’ Equity
Total Deere & Company stockholders’ equity	24,287	22,836	22,684	6,873	7,454	7,216	(6,873)	(7,454)	(7,216)	24,287	22,836	22,684	[10]
Noncontrolling interests	8	7	4							8	7	4
Financial Services’ equity	(6,873)	(7,454)	(7,216)				6,873	7,454	7,216				[10]
Adjusted total stockholders’ equity	17,422	15,389	15,472	6,873	7,454	7,216				24,295	22,843	22,688
Total Liabilities and Stockholders’ Equity	$40,712	$39,205	$39,387	$70,569	$73,612	$73,834	$(4,978)	$(5,497)	$(7,593)	$106,303	$107,320	$105,628

6 Elimination of receivables / payables between equipment operations and financial services.

7 Primarily reclassification of sales incentive accruals on receivables sold to financial services.

8 Reclassification of net pension assets / liabilities.

9 Reclassification of deferred tax assets / liabilities in the same taxing jurisdictions.

10 Elimination of financial services’ equity.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF CASH FLOWS

For the Six Months Ended April 27, 2025 and April 28, 2024

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2025	2024	2025	2024	2025	2024	2025	2024
Cash Flows from Operating Activities
Net income	$2,276	$3,746	$391	$370			$2,667	$4,116
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for credit losses	11	10	163	121			174	131
Provision for depreciation and amortization	643	608	529	509	$(68)	$(72)	1,104	1,045	[11]
Impairments and other adjustments			(32)				(32)
Share-based compensation expense					54	104	54	104	[12]
Distributed earnings of Financial Services	984	247			(984)	(247)			[13]
Provision (credit) for deferred income taxes	(153)	(74)	164	(46)			11	(120)
Changes in assets and liabilities:
Receivables related to sales	(185)	(58)			(884)	(2,411)	(1,069)	(2,469)	[14,16]
Inventories	(691)	(300)			(81)	(109)	(772)	(409)	[15]
Accounts payable and accrued expenses	(1,069)	(1,012)	102	147	69	(435)	(898)	(1,300)	[16]
Accrued income taxes payable/receivable	(77)	(20)	(70)	(9)			(147)	(29)
Retirement benefits	(753)	(205)	(41)	(3)			(794)	(208)
Other	59	89	224	65	(13)	(71)	270	83	[11,12,15]
Net cash provided by operating activities	1,045	3,031	1,430	1,154	(1,907)	(3,241)	568	944

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)			14,684	14,175	(336)	(472)	14,348	13,703	[14]
Proceeds from maturities and sales of marketable securities	18	58	227	142			245	200
Proceeds from sales of equipment on operating leases			1,001	1,011			1,001	1,011
Cost of receivables acquired (excluding receivables related to sales)			(12,875)	(14,238)	131	147	(12,744)	(14,091)	[14]
Purchases of marketable securities	(20)	(226)	(327)	(206)			(347)	(432)
Purchases of property and equipment	(555)	(718)		(1)			(555)	(719)
Cost of equipment on operating leases acquired			(1,363)	(1,516)	109	147	(1,254)	(1,369)	[15]
Decrease in investment in Financial Services		10				(10)			[17]
Increase in trade and wholesale receivables			(1,019)	(3,171)	1,019	3,171			[14]
Collections of receivables from unconsolidated affiliates	183		51				234
Collateral on derivatives – net	3		24	96			27	96
Other	(72)	(68)	(104)	(2)		1	(176)	(69)
Net cash provided by (used for) investing activities	(443)	(944)	299	(3,710)	923	2,984	779	(1,670)

Cash Flows from Financing Activities
Net proceeds (payments) in short-term borrowings (original maturities three months or less)	65	189	486	(131)			551	58
Change in intercompany receivables/payables	428	31	(428)	(31)
Proceeds from borrowings issued (original maturities greater than three months)	2,043	34	3,113	10,155			5,156	10,189
Payments of borrowings (original maturities greater than three months)	(766)	(1,012)	(4,071)	(7,127)			(4,837)	(8,139)
Repurchases of common stock	(838)	(2,422)					(838)	(2,422)
Capital returned to Equipment Operations				(10)		10			[17]
Dividends paid	(843)	(796)	(984)	(247)	984	247	(843)	(796)	[13]
Other	(4)	(27)	(6)	(25)			(10)	(52)
Net cash provided by (used for) financing activities	85	(4,003)	(1,890)	2,584	984	257	(821)	(1,162)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	22		(2)	(5)			20	(5)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	709	(1,916)	(163)	23			546	(1,893)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	5,643	5,755	1,990	1,865			7,633	7,620
Cash, Cash Equivalents, and Restricted Cash at End of Period	$6,352	$3,839	$1,827	$1,888			$8,179	$5,727

11 Elimination of depreciation on leases related to inventory transferred to equipment on operating leases.

12 Reclassification of share-based compensation expense.

13 Elimination of dividends from financial services to the equipment operations, which are included in the equipment operations operating activities.

14 Primarily reclassification of receivables related to the sale of equipment.

15 Reclassification of direct lease agreements with retail customers.

16 Reclassification of sales incentive accruals on receivables sold to financial services.

17 Elimination of change in investment from equipment operations to financial services.